UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2016

Ford Credit Auto Owner Trust 2016-A

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-205966-02

Central Index Key Number: 0001663129

Ford Credit Auto Receivables Two LLC

(Exact Name of Registrant/Depositor as Specified in Charter)

Commission File Number: 333-205966

Central Index Key Number: 0001129987

Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

Delaware

(State or Other Jurisdiction of Incorporation of the Registrant)

38-3574956

(IRS Employer Identification No. of the Registrant)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 802-A3 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Owner Trust 2016-A (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated January 20, 2016 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC (the “Registrant” or the “Depositor”), the Depositor entered into an Underwriting Agreement on January 20, 2016 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below.  The Underwriting Agreement is described more fully in the Prospectus.

Item 8.01                                           Other Events.

In connection with the offering of the Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3.  The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

On the closing date for the issuance of the Notes stated in the Prospectus (the “Closing Date”), the Depositor and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Substantially final versions of the Transaction Documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated January 20, 2016, among the Depositor, the Sponsor, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and SG Americas Securities, LLC.

Exhibit 4.1	Indenture, to be dated as of January 1, 2016, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 10.1	Amended and Restated Trust Agreement, to be dated as of January 1, 2016, between the Depositor and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 10.2	Receivables Purchase Agreement, to be dated as of January 1, 2016, between the Sponsor and the Depositor.

Exhibit 10.3	Sale and Servicing Agreement, to be dated as of January 1, 2016, among the Sponsor, as Servicer, the Depositor and the Trust.

Exhibit 10.4	Administration Agreement, to be dated as of January 1, 2016, between the Sponsor and The Bank of New York Mellon.

Exhibit 10.5	Account Control Agreement, to be dated as of January 1, 2016, between The Bank of New York Mellon and the Trust.

Exhibit 10.6	Asset Representations Review Agreement, to be dated as of the January 1, 2016, among the Sponsor, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO RECEIVABLES TWO LLC

	By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: January 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated January 20, 2016, among the Depositor, the Sponsor, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and SG Americas Securities, LLC.

Exhibit 4.1	Indenture, to be dated as of January 1, 2016, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 10.1	Amended and Restated Trust Agreement, to be dated as of January 1, 2016, between the Depositor and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 10.2	Receivables Purchase Agreement, to be dated as of January 1, 2016, between the Sponsor and the Depositor.

Exhibit 10.3	Sale and Servicing Agreement, to be dated as of January 1, 2016, among the Sponsor, as Servicer, the Depositor and the Trust.

Exhibit 10.4	Administration Agreement, to be dated as of January 1, 2016, among the Sponsor and The Bank of New York Mellon.

Exhibit 10.5	Account Control Agreement, to be dated as of January 1, 2016, between The Bank of New York Mellon and the Trust.

Exhibit 10.6	Asset Representations Review Agreement, to be dated as of the January 1, 2016, among the Sponsor, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.